Manor Investment Funds, Inc.
                 15 Chester Commons, Malvern, PA  19355
                610-722-0900         800-787-3334
3rd Quarter Report
September 30, 2001

Managed by:
Morris Capital Advisors, Inc. Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

September 30, 2001

Dear Fellow Shareholders:

	The past several months have been difficult in the financial markets, but our fund shareholders have been overwhelming in their support. I thank each of you for your belief in our long-term philosophy.

Been down so long, it looks like up to me.

	I first heard those lyrics during my youth in a rock and roll song that I can't remember, sung by an artist whose name escapes me. I must be having what a friend of mine describes as a senior moment. But, I can't get those lyrics out of my mind as I think about the financial markets today.

	We have been down for a long time. It has been 18 months since the decline started in March, 2000. That is longer than 80% of other market declines since 1926 in terms of duration. We have also declined substantially, down 30% since the market top. That is worse than all but 4.0% of the declines since 1926 on a percentage basis.

	But while the song's lyrics seem to despair in the depressing reality of the present, what looks like up may be the possibility of better things to come.

	In many cases bear markets are associated with an external, unanticipated event that shakes investor confidence. The markets declined sharply in the
months following the attack on Pearl Harbor in 1941.   The bear market of
1973-74 came when oil was embargoed. The market downturn in 1990 was triggered by Saddam Hussain's invasion of Kuwait. In recent history, the only major market decline that was not related to some specific external event was the market crash of 1987.

	But in many of these cases the external event served as a catalyst to shake out many short-term holders, setting the stage for a market rebound. After Pearl Harbor, the market declined, but was up more that 15% by December, 1942. The market was up by more that 15% just one year after the Gulf War. Market disruptions after the Kennedy assassination in 1963, the invasion of South Korea in 1950, and the Suez Canal crisis in 1956 were all followed by higher prices. After the market crash of 1987, it took just 18 months for the market to break even.

The Manor Fund

	During the quarter we gradually increased the defensive position of the Fund by increasing the cash balance of the portfolio. We sold a portion of our Mellon Bank holdings and delayed purchases of new positions with new cash deposited by shareholders. By the end of August, the total cash position of the Fund portfolio rose to a relatively high 12% of total assets. In the market decline that followed September 11, we invested some of the cash by purchasing Boeing and S&P 500 index securities. By the end of the quarter, the cash position remained at a somewhat conservative 7% of total assets.

	The Manor Fund under performed the S&P 500 Index and similar mutual funds during the quarter, but remains significantly ahead of both measures for the trailing year. The Fund was helped by PepsiCo, Cardinal Health, and Merck, each of which rose during the difficult quarter. The stocks of these companies are considered defensive issues, and illustrate the benefit of diversification within the Fund portfolio. PepsiCo continues to strengthen earnings gradually as it gains market share in the beverage industry. Cardinal Health, a pharmaceutical distribution company, and Merck, a proprietary drug manufacturer,should see continued growth in the demand for their products despite a downturn in the economy.

	The Manor Fund portfolio was hurt by poor performance from Providian, Citrix
Systems, and Intel.  Providian, a credit card distributor, was hurt by a rise in credit delinquencies.  Citrix Systems, whose software products improve the efficiency of computer systems, was hurt by a slowdown in technology spending, while Intel has been caught in a slowdown in the PC replacement cycle.

The Growth Fund

	During the quarter we gradually increased the defensive position of the Fund by increasing the cash balance of the portfolio. We sold Sensormatic Electronics and a portion of our position in Dime Bancorp to take profits, and sold Global Crossings to reduce the capital gains exposure of the Fund.
We took the proceeds of these sales and new contributions from shareholders and built cash to an extremely conservative 19% of the portfolio by the end of August. In the market decline that followed September 11, we used some of the cash to invest by purchasing Cendant and S&P 500 index securities.
By the end of the quarter the cash position remained at a conservative 21% of total Fund assets.

	The Growth Fund outperformed the Lipper Large-Cap Growth Fund index for thequarter, and outperformed both the S&P 500 and the Lipper index for the trailing year. The Fund was helped by strong performance from Sensormatic Electronics, Cytec, and Dime Bancorp. Sensormatic rose after a merger offer from Tyco International,Cytec rose on stronger earnings generated by increased market share, and Dime Bancorp rose after a merger offer from Washington Mutual.


	The Growth Fund was hurt by poor performance from Ivax, Xilinx, and TMP Worldwide. Ivax was hurt by a slowdown in the growth of its latest generic drug,Paclitaxel, Xilinx was hurt by weak demand for its processor chips, and TMP Worldwide was hurt by a decline in employment and employee recruiting due to the economic slowdown.

The Bond Fund

	The Bond Fund rose 4.41% as rates fell dramatically during the quarter. The Fund's portfolio of US Treasury Notes is managed to preserve principal in difficult market environments. The Fund continues to have a conservative portfolio with an weighted average yield to maturity of 5.0% and an average maturity of 3.3 years.


Setting the Stage  for a Market Rebound

	The historical examples that I have cited in this letter demonstrate the ability of our financial markets to recover after catastrophic events. But, for the markets to mount a sustainable rebound the underlying fundamentals must improve.

	The recent market declines, and a decline in interest rates, has corrected the over-valuation in the stock market. One valuation model used by the Fed compares the earnings yield of the S&P 500
(earnings divided by the index)with 10 year treasury yields. The following chart shows that the earnings yield was very high relative to the treasury yield over the past several years. Over the past 18 months interest rates, earnings, and the S&P 500 all declined. This decline readjusted the valuation of the stock market to bargain levels not seen since the beginning of the market rally in the 80's.

	The current earnings environment most closely resembles the early 90's about the time of the Gulf War. The economy was already weak and the market fell further as declines in corporate earnings and uncertainty shook investor confidence. As that situation was resolved, it set the stage for renewed economic growth and a rebound in the markets.

 	The chart below illustrates that earnings of the S&P 500 have grown at a somewhat consistent pace over the past 40 years. If earnings continue to grow at the average rate of 8% the stock market could easily generate a return close to the average historical return of 12%, while remaining at reasonable valuation levels.

	I believe that investors are overlooking the near-term benefit of interest rate reductions, strong money supply growth engineered by the Fed, and a dramatic increase in government spending. These three factors could spur economic growth and lead to a rebound in corporate earnings later next year. The stock market could rebound much sooner since it tends to anticipate changes six months in advance.

       I fully expect to participate in the rebound when it comes by investing now in solid companies with the potential to grow over time. While many investors remain fixated on the past performance, I expect to focus on the future by adding to our holdings in both the Manor Fund and the Growth Fund at these lower prices.
					Sincerely,
					Daniel A. Morris


Manor Fund
Portfolio of Investments
September 30, 2001
COMMON AND PREFERRED STOCK	90.7  %  	Shares 		Market Value
Consumer Staples        	4.0  %
         Pepsico 				1,560		    $   75,660
						     		    	75,660
Consumer Discretionary	  	2.9  %
         AOL Time Warner			1,660	    		54,946
						    			54,946
Retail                     	5.2 %
         Cardinal Health			1,305   	    	96,505
                                                                     	96,505
Medical          		12.1  %
         Merck					1,600	  	       106,560
         Pfizer					2,970	  	       119,097
						  		       225,657
Automobile              	3.9  %
         General Motors				1,690	    		72,501
						    			72,501
Industrial Products        	5.5  %
         Tyco Intl Ltd.				2,240	  	       101,920
						  		       101,920
Construction                 	2.9  %
            Kaufman & Broad			1,910             	54,263
						    			54,263
Multi-Industry                	4.5  %
         General Electric			2,270	    		84,444
						    			84,444
Computer                    	16.9 %
         Cisco Systems				2,350	    		28,623
         Citrix Systems				2,570	   		50,886
         Corning, Inc.				1,220	    		10,760
         Hewlett-Packard			1,960	     		31,556
         Intel					4,320	     		88,301
         Intl. Bus. Machines			950	     		87,685
         Scientific Atlanta			1,060		    	18,603
						   		       316,414
Aerospace                	2.2  %
         Boeing    				1,230	     		41,205
						     			41,205
Oils                  		7.9  %
         Chevron				1,000	     		84,750
         Devon Energy				1,220  	     		41,968
         Nabors, Inc.				1,010  	     		21,180
						   		       147,898
Finance                    	20.4 %
         Allstate Insurance			2,720	  	       101,592
         Citigroup				2,799	               113,360
         Federal National Mortgage Assoc.	1,120	     		89,667
         Mellon Bank				1,380	    	 	44,615
         Providian Financial                  	1,620	     		32,643
						   		       381,877
Utilities                  	2.3 %
          Exelon				970	     		43,262
					                       		43,262
					             		 $   1,696,552
Other Assets          		2.2 %
       S&P 500 SPYDR				400	     		41,776
						     			41,776
Cash and Cash Equivalents 	7.1 %
         FNB CC Investor Choice				   	       131,877
					                     	       131,877
Total Portfolio       		100  %
					             	         $   1,870,205


Manor Fund

Top Five Holdings   September 30, 2001
Company			Industry		% of Net Assets
Pfizer			Medical			6.4 %
Citigroup		Finance			6.1 %
Merck			Medical			5.7 %
Tyco Intl. Ltd		Indus. Products		5.4 %
Allstate Insurance	Finance			5.4 %

Top Five Industries   September 30, 2001
Industry			% of Net Assets
Finance				20.4 %
Computer			16.9 %
Medical				12.1 %
Oil				7.9 %
Industrial Products		5.4 %

			Total Return	Total Return	Annualized
			3 Months	Trailing Year	Total Return
							Since Inception

Manor  Fund		-20.24 %	-21.79 %	3.70 %
Lipper Large-Cap Core
Index			-14.37 %	-27.89 %	6.99 %
S&P 500 Index		-14.68 %	-26.54 %	11.87 %


Growth Fund
Portfolio of Investments
September 30, 2001
COMMON AND PREFERRED STOCK	79.2 %		Shares		Market Value
Consumer Staples             	2.4 %
         Jones New York				1,270		    $   32,372
							     		32,372
Consumer Discretionary    	2.3 %
       Cendant Corp.				2,370	     		30,336
							     		30,336
Retail                    	6.0 %
       Amerisource Bergen 			769	     		54,561
        EBay                              	550	     		25,163
							     		79,724
Medical                  	17.7 %
        Andrx Group          			770	      		49,988
        Cytyc Corporation			1,530	      		41,019
        Forest Labs				360	      		25,970
        Express Scripts				980       	      	54,214
        Ivax Corp                           	2,843	      		63,029
							    	       234,220
Construction        		1.5 %
      Quanta Services				1,390	      		19,808
							      		19,808
Computer                	18.5 %
        Cisco Systems                   	620	         	7,552
        Dell Computer     			1,570	       		29,092
        Intel                                	1,980	       		40,471
        Microsoft Corp.                   	960	       		49,123
       Oracle                            	1,720	       		21,638
       Sun Microsystems                		2,802	       		17,202
       Vishay Intertec                   	1,930	       		35,512
       Xilinx 					1,900                	44,707
							      	       245,296
Oils                    	9.7 %
       Global Marine           			2,760	        	38,640
       Helmerich & Payne 			1,120 	        	29,232
       Ultramar Dia. Shamrock          		1,260	        	60,404
							       	       128,276
Finance                       	6.9 %
      Conseco 					1,260 	           	 9,148
      Dime Bancorp                 		1,500	         	58,980
      Dime Bancorp Warrant			2,600	              	   650
      T. Rowe Price             		790	         	23,147
							         	91,925
Transportation        		1.7 %
     Tidewater					830	         	22,153
							         	22,153
Business Services      		2.1 %
      TMP Worldwide				1,000	         	28,390
							         	28,390
Other                      	10.3 %
       Mid Cap SPDR Trust			640 	         	50,656
       Nasdaq 100 Dep. Trust			520	         	15,070
       S&P 500 SPYDER				680	         	71,019
							       	       136,745
						    		 $   1,049,245
Cash and Cash Equivalents   	20.7 %
       FNB CC Investor Choice					       273,307
							       	       273,307
Total Portfolio     		100    % 			 $   1,322,552



Growth  Fund

Top Five Holdings     September 30, 2001
Company				Industry			% of Net Assets
Ivax Corp.			Medical				4.8 %
Ultramar Dia. Shamrock		Oils				4.6 %
Dime Bancorp			Finance				4.5 %
AmerisourceBergen		Retail				4.1 %
Express Scripts			Medical				4.1 %


Top Five Industries      September 30, 2001
Industry				% of Net Assets
Computer				18.5 %
Medical					17.7 %
Oils					9.7 %
Finance					6.9 %
Retail					6.0 %

				Total Return	Total Return	Annualized
				3 Months	Trailing Year	Total Return
								Since Inception

Growth Fund			-16.77 %	-18.34 %		-10.51 %
Lipper Large-Cap Growth		-20.04 %	-33.33 %		-19.82 %
S&P 500 Index			-14.67 %	-20.31 %		-10.44 %


Bond Fund
Portfolio of Investments
September 30, 2001
Government Bonds              	98.1 %		Shares		Market Value
US Treasury Notes
     5.875 %   Due 10/31/01			200,000		200,438
     4.625 %   Due 2/28/03			150,000		153,984
     3.875 %   Due 7/31/03			200,000		203,750
     5.250 %   Due 5/15/2004			180,000		189,506
     6.000 %   Due 8/15/2004			100,000		107,312
     5.875 %   Due 11/15/2005 			100,000		108,188
     5.625 %   Due  2/15/2006			100,000		107,500
     4.625 %   Due 5/15/2006			150,000		155,156
     5.500 %   Due 5/15/2009			100,000		106,813
     6.000 %   Due 8/15/2009			100,000		109,969
Accrued Interest						 19,359
Total Bonds					          $   1,461,975
Cash and Cash Equivalents     	1.9 %
     FNB WC Investor Choice		  		         27,898
Total Portfolio                	100 %		          $   1,489,873


Bond Fund
Top Holdings     September 30, 2001
Security				% of Net Assets
US Treasury Note  3.875% due 7/03	13.7 %
US Treasury Note  5.875% due 10/01	13.5 %
US Treasury Note  5.250%  due 05/04	12.7 %
US Treasury Note  4.625%  due 05/06	10.4 %
US Treasury Note  6.000% due 08/09	 7.4 %


				  Total Return	  Total Return	   Annualized
				  3 Months	  Trailing Year	   Total Return
						  Since Inception

Bond Fund				4.14 %		10.27 %		6.95 %
Lipper US Government			4.97 %		12.40 %		8.64 %
Lehman Intermediate Government 		4.63 %		12.01 %		8.51 %



Manor Investment Funds, Inc.
Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334
www.manorfunds.com